UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

NOVATION HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Florida	001-33090	46-1420443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 NW Corporate Boulevard, Suite 201 Boca Raton, FL 33431 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Novation Holdings, Inc., “NOHO”, “Registrant” or the “Company” refer to Novation Holdings, Inc., a Florida corporation.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Registrant entered into an Acquisition Agreement dated May 5, 2013 with a number of unrelated parties under which Registrant agreed to acquire 1,000,000 shares of Series A Convertible Preferred Stock of Crown City Pictures, Inc. (CCPI), for a total purchase price of $164,547.  The purchase price was paid by the transfer of a promissory note for the full purchase price, issued proportionately to each seller.

The acquisition closed on May 13, 2013 after the last of the selling shareholders executed the acquisition agreement and the stock transfer documents. The Series A preferred is a voting preferred which converts at the election of the holder into 51 percent of the resulting outstanding common stock of CCPI.  The Series A also carries a vote equal to 51 percent of the total vote of all shareholders entitled to vote on any matter submitted to the shareholders and, as a result, represents the controlling interest in CCPI.

Crown City Pictures’ common shares currently trade on the OTCMarkets under the symbol CCPI (Pink) and the company was a fully reporting company under Section 12(g) of the Securities Exchange Act of 1934 until it filed a Form 12(g) on April 15, 2013 terminating its reporting obligations.  The company was engaged in the entertainment business but had not been able to fully implement its business plan, and was unable to complete its audited financial statements in time to file a Form 10-K due for the year ended December 31, 2012. At the time of the acquisition, CCPI continued its operations in the entertainment market through one, wholly-owned subsidiary.

Registrant, as controlling shareholder, has elected Michael Gelmon as Interim Chairman and CEO of CCPI and intends to complete one or more acquisitions, change the business direction of the company, complete an audit of its financial affairs and then reinstate it as a fully reporting company with the SEC.

Prior to the acquisition, there was no known affiliation or material connection between the sellers of the Series A Preferred Stock and Registrant, and CCPI was not considered a shell corporation prior to the acquisition.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

(1)

Financial statements for Crown City Pictures, Inc. for the year ended December 31, 2011 and the quarterly periods ended March 31, 2012, June 30, 2032 and October 31, 2012, are contained in its periodic reports for this periods filed with the SEC on Forms 10-K, and 10-Q, and are incorporated here by reference.

(2)

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(3)

–

(4)

Financial statements for Crown City Pictures, Inc. for the year ended December 31, 2012 and the quarterly period ended March 31, 2013, will be filed by amendment to this Current Report filed with the SEC no later than 71 days after the filing of this Current Report.

(a)

Pro forma financial information for Crown City Pictures, Inc. will be provided by amendment to this Current Report to be filed within 71 days of the filing of this Current Report.

(b)

Shell company transactions.  Not applicable.

(c)

Exhibits.  A copy of the Preferred Stock Acquisition Agreement dated as of May 5, 2013, is attached to this Current Report as Exhibit 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION HOLDINGS, INC.

Date: May 15, 2013	By:	/s/ Michael Gelmon
Michael Gelmon
Chairman